Exhibit 10.2
Execution Copy
REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (the “Agreement”) is made and entered into as of this June 9, 2010, by and among Osteologix, Inc., a Delaware corporation (the “Company”), and each Affiliated Holder (as defined hereinafter).
The parties hereby agree as follows:
1. Certain Definitions.
As used in this Agreement, the following terms shall have the following meanings:
“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.
“Affiliated Holder” means Nordic Biotech Opportunity Fund K/S and any successor and assigns or permitted transferee of the Affiliated Holder who is a subsequent holder of any Registrable Securities transferred by the Affiliated Holder pursuant to Section 7(c).
“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.
“Common Stock” means the Company’s common stock, par value $0.0001 per share, and any securities into which such common stock may hereinafter be reclassified.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Offering” means the offer and sale of Shares pursuant to the Purchase Agreement.
“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement thereto, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
“Purchase Agreement” means that certain Securities Purchase Agreement dated as of the date hereof between the Company and Nordic Biotech Opportunity Fund K/S.
“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the Shares, and (ii) any other securities issued or issuable with respect to or in exchange for the Shares; provided, that a security held by an Affiliated Holder shall cease to be a Registrable Security upon (A) a sale by such Affiliated Holder pursuant to a Registration Statement or Rule 144 under the Securities Act or (B) such security becoming eligible for sale by such Affiliated Holder pursuant to Rule 144 without volume limitations.
“Registration Statement” means any registration statement or statements of the Company filed under the Securities Act and (in each case) the related Prospectus that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including each of the Registration Statements referred to in Section 2), amendments and supplements to each such Registration Statement and Prospectus, including pre- and post-effective amendments, all exhibits and all material filed and incorporated by reference or deemed to be incorporated by reference in each such Registration Statement.
“Required Holders” means Affiliated Holders holding a majority of the Registrable Securities.
“Rule 416” and “Rule 429” mean “Rule 416” and “Rule 429,” respectively, each as promulgated by the SEC pursuant to the Securities Act, as either such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Shares” means the shares of Common Stock issued to the Affiliated Holders pursuant to the Purchase Agreement and any shares of Common Stock issued or issuable to the Affiliated Holders upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.
2. Registration.
(a) Registration by the Affiliated Holders. At any time after the date that is six (6) months after the Closing Date, one or more Affiliated Holders may request, no more than one time, that the Company shall prepare and file with the SEC, a Registration Statement covering the resale by such Affiliated Holders of all Registrable Securities then held by such Affiliated Holders. Promptly following any such request but no later than thirty (30) Business Days after such request, the Company shall prepare and file with the SEC a Registration Statement covering the resale by such Affiliated Holders of all Registrable Securities then held by such Affiliated Holders; provided, that (i) the Company shall not be required to file any Registration Statement under this Section 2(a) if the filing of such Registration Statement would cause the Company to file financial statements in advance of the date that the Company would have otherwise been required to file such financial statements under the Exchange Act and (ii) the Company may include in such Registration Statement any other Registrable Securities held by such Affiliated Holders or any other Affiliated Holders requesting registration of such

Registrable Securities pursuant to this Agreement. Such Registration Statement shall be on Form S-1 or Form S-3, as available, or other appropriate form in accordance herewith and shall include the plan of distribution attached hereto as Exhibit A (except as otherwise directed by such Affiliated Holders). Such Registration Statement also shall cover, to the extent allowable under the Securities Act (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any holder without the prior written consent of the Affiliated Holders that requested such Registration Statement under this Section 2(a). A copy of the initial filing of the Registration Statement (and each pre-effective amendment thereto) shall be provided to such Affiliated Holders and their counsel at least three (3) Business Days prior to filing. Notwithstanding the foregoing, if the board of directors of the Company determines in good faith that any such registration would be materially detrimental to the Company, the Company may defer such registration for no more than ninety (90) days in any twelve (12) month period.
(b) Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, reasonable out-of-pocket fees and expenses of one counsel to the Affiliated Holders (which fees and expenses shall not exceed $15,000) and the Affiliated Holders’ reasonable out-of-pocket expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.
(c) Additional Registration Statements. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 or requires any Affiliated Holder in connection with a Registration Statement filed under Section 2(a) to be named as an “underwriter,” the Company shall use its commercially reasonable efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that such Affiliated Holder is not an “underwriter.” Such Affiliated Holder shall have the right to participate or have their counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their counsel comment on any written submission made to the SEC with respect thereto. No such written submission shall be made to the SEC to which such Affiliated Holder’s counsel reasonably objects, which determination shall be made in the sole discretion of the Company and its counsel. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(c), the SEC refuses to alter its position, the Company shall remove from the Registration Statement such portion of the Registrable Securities and/or agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415; provided, however, that the Company shall not agree to name any Affiliated Holder as an “underwriter” in such Registration Statement without the prior written consent of such Affiliated Holder (collectively, the “SEC Restrictions”). Any cut-back imposed on the Affiliated Holders pursuant to this Section 2(c) shall, unless the SEC Restrictions otherwise require or provide and unless otherwise directed in writing by an Affiliated Holder as to its Registrable Securities, will be applied to the Registrable Securities held by the Affiliated Holders requesting registration on a pro rata basis based on the total number of unregistered Shares held by such Affiliated Holders.
(d) Effectiveness.
(i) The Company shall use commercially reasonable efforts to cause each Registration Statement to be declared effective by the SEC as soon as practicable (including filing with the SEC a request for acceleration of its effectiveness in accordance with Rule 461 within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the staff of the SEC that such Registration Statement will not be reviewed, or not be subject to further review), with respect to the initial Registration Statement filed pursuant to Section 2(a) hereof, but in any event no later than one hundred and twenty (120) days after filing. The Company shall notify the applicable Affiliated Holders by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the applicable Affiliated Holders with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.
(ii) The Affiliated Holders hereby acknowledge that there may occasionally be times when the Company must suspend the use of a Prospectus until such time as an amendment to the related Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus. Each Affiliated Holder hereby covenants that it will not sell any securities pursuant to any Prospectus during the period commencing at the time at which the Company gives such Affiliated Holder notice of the suspension of the use of such Prospectus and ending at the time the Company gives such Affiliated Holder notice that such Affiliated Holder may thereafter effect sales pursuant to such Prospectus. Notwithstanding anything herein to the contrary, the Company shall not suspend use of any Registration Statement by any Affiliated Holder unless in the good faith determination of the Company such suspension is required by federal securities laws, including without limitation, the rules and regulations promulgated thereunder; provided, however, that (i) except as otherwise provided by clause (ii) below, in the event that such suspension is required by the need for an amendment or supplement to a Registration Statement or a related Prospectus, the Company shall promptly file such required amendments or supplements as shall be necessary for the disposition of the Registrable Securities to recommence and (ii) if the board of directors of the Company has determined in good faith that offers and sales pursuant to a Prospectus should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in the related Registration Statement would be premature or would have a material adverse effect on the Company and its business, the Company may suspend the use of such Prospectus and defer the filing of any required amendment or supplement for the minimum period of time necessary to avoid such material adverse effect (an “Allowed Delay”); provided, further, that in the case of clause (ii) above, the Company shall not be entitled to exercise its right to block such sales or suspend use of a Prospectus more than three times (not to exceed thirty (30) days each) during the effectiveness of the related Registration Statement nor more than a total of thirty (30) days in any twelve (12)-month period.

3. Company Obligations. The Company will use all reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible (but subject to Section 2(d)(ii)):
(a) use all reasonable efforts to cause each Registration Statement to become effective and, to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold; and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without volume limitations pursuant to Rule 144 (the “Effectiveness Period”) and advise the Affiliated Holders in writing when the Effectiveness Period has expired;
(b) (i) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement and related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to such Registration Statement or any amendment thereto and, as promptly as reasonably practicable, upon request, provide the Affiliated Holders true and complete copies of all correspondence from and to the SEC relating to such Registration Statement; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered by such Registration Statement;
(c) Use all reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;
(d) prior to any resale of Registrable Securities, use all reasonable efforts to register or qualify or cooperate with the Affiliated Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Affiliated Holders and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(d) or (iii) file a general consent to service of process in any such jurisdiction;
(e) use all reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market (including the OTC Bulletin Board) on which similar securities issued by the Company are then listed or traded;
(f) promptly notify the applicable Affiliated Holders at any time when a Prospectus relating to Registrable Securities is required to be delivered under the Securities Act

(including during any period when the Company is in compliance with Rule 172), upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such Affiliated Holder, promptly prepare, file with the SEC pursuant to Rule 172 and furnish to such Affiliated Holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
(g) promptly notify the applicable Affiliated Holders (i) of any request by the SEC or any other Federal or state governmental authority during the period of effectiveness of any Registration Statement for amendments or supplements to such Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (iv) of the occurrence of any event or passage of time that makes the financial statements included in any Registration Statement ineligible for inclusion therein;
(h) with a view to making available to the Affiliated Holders the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Affiliated Holder to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act (whether or not such reports and other documents are required to be filed under the Exchange Act); and (iii) furnish to each Affiliated Holder upon request, as long as such Affiliated Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act and (B) such other information as may be reasonably requested in order to avail such Affiliated Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration; and
(i) the Company represents and warrants that (A) since June 30, 2009 through the date of this Agreement, it has filed with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act and (B) neither the Company nor any of its consolidated or unconsolidated subsidiaries have, since the end of the last fiscal year for which certified financial statements of the Company and its consolidated subsidiary were included in a report filed pursuant to Section 13(a) or 15(d) of the Exchange Act through the date of this Agreement: (1) failed to pay any dividend or sinking fund installment on preferred stock; or (2) defaulted (x) on any installment or installments on indebtedness for borrowed money, or

(y) on any rental on one or more long term leases, which defaults in the aggregate are material to the financial position of the Company and its consolidated and unconsolidated subsidiaries, taken as a whole.
4. Information. The Company shall not disclose material nonpublic information to an Affiliated Holder, or to advisors to or representatives of an Affiliated Holder who identify themselves as such and in their capacity as such (other than a director of the Company), unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides such Affiliated Holder or such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Affiliated Holder wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto. Each Affiliated Holder agrees and acknowledges that its access to documents in connection with any review by the SEC of a Registration Statement, and its participation in any related meetings or discussion with the Company or the SEC in connection therewith in accordance with Section 2(c) may expose them to material nonpublic information and that the Company will request the execution of appropriate confidentiality agreements as a condition to providing any such access to any Affiliated Holder.
5. Obligations of the Affiliated Holders.
(a) Each Affiliated Holder shall promptly furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Affiliated Holder of the information the Company requires from such Affiliated Holder if such Affiliated Holder elects to have any of the Registrable Securities included in the Registration Statement. An Affiliated Holder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Affiliated Holder elects to have any of the Registrable Securities included in the Registration Statement.
(b) Each Affiliated Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Affiliated Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.
(c) Each Affiliated Holder agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(d)(ii), or (ii) the happening of an event pursuant to Section 3(f) hereof, such Affiliated Holder will immediately discontinue disposition of Registrable Securities pursuant to all Registration Statements covering such Registrable Securities, until such Affiliated Holder is advised by the Company that a supplemented or amended prospectus has been filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, such

Affiliated Holder shall deliver to the Company or destroy (and deliver to the Company a certificate of destruction) all copies in such Affiliated Holder’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.
6. Indemnification.
(a) Indemnification by the Company. The Company will indemnify and hold harmless each Affiliated Holder and its officers, directors, members, partners, employees, attorneys and agents, successors and assigns, and each other person, if any, who controls such Affiliated Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement; or (iv) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Affiliated Holder’s behalf and will reimburse such Affiliated Holder, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Affiliated Holder expressly for use therein; (ii) the failure of such Affiliated Holder to comply with the covenants and agreements contained in Section 5 hereof and Section 6(a) of the Purchase Agreement respecting the sale of the Shares; (iii) the inaccuracy of any representation or warranty made by such Affiliated Holder herein; or (iv) the use by such Affiliated Holder of an outdated or defective Prospectus after the Company has notified such Affiliated Holder that the Prospectus is outdated or defective.
(b) Indemnification by the Affiliated Holders. Each Affiliated Holder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Affiliated Holder to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto and will reimburse the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the Securities Act) for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof). In no event shall the liability of an Affiliated Holder be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Affiliated Holder in connection with any claim relating to this Section 6) received by such Affiliated Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.
(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written legal opinion of its counsel satisfactory to the indemnifying party, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.
(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs 6(a) and 6(b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of an Affiliated Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such

Affiliated Holder in connection with any claim relating to this Section 6 and the amount of any damages such Affiliated Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.
7. Miscellaneous.
(a) Amendments and Waivers. This Agreement may be amended, modified or waived only by a writing signed by the Company and the Required Holders.
(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 10 of the Purchase Agreement.
(c) Assignments and Transfers by Affiliated Holders. The provisions of this Agreement shall be binding upon and inure to the benefit of the Affiliated Holders and their respective successors and assigns. An Affiliated Holder may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Affiliated Holder to such person; provided, that (i) such Affiliated Holder complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected and (ii) the transferee agrees in writing to be bound by this Agreement as if it were a party hereto.
(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Holders; provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Required Holders or the Affiliated Holders, after notice duly given by the Company to each Affiliated Holder.
(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
(f) Counterparts; Electronic Execution. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.
(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.
(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(l) Obligations of Affiliated Holders. The Company acknowledges that the obligations of each Affiliated Holder under this Agreement are several and not joint with the obligations of any other Affiliated Holder, and no Affiliated Holder shall be responsible in any way for the performance of the obligations of any other Affiliated Holder under this Agreement. The decision of each Affiliated Holder to enter into to this Agreement has been made by such Affiliated Holder independently of any other Affiliated Holder. The Company further acknowledges that nothing contained in this Agreement, and no action taken by any Affiliated Holder pursuant hereto, shall be deemed to constitute the Affiliated Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Affiliated Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Affiliated Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Affiliated Holder to be joined as an additional party in any proceeding for such purpose.
Each Affiliated Holder has been represented by its own separate legal counsel in their review and negotiation of this Agreement and with respect to the transactions contemplated hereby. The Company has elected to provide all Affiliated Holders with the same terms and Agreement for the convenience of the Company and not because it was required or requested to do so by the Affiliated Holders. The Company acknowledges that such procedure with respect to this Agreement in no way creates a presumption that the Affiliated Holders are in any way acting in concert or as a group with respect to this Agreement or the transactions contemplated hereby or thereby.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first written above.

OSTEOLOGIX, INC.

By:	/s/ Philip J. Young

	Name:	Philip Young
	Title:	President & CEO
Signature Page to Registration Rights Agreement

AFFILIATED HOLDERS:

NORDIC BIOTECH OPPORTUNITY FUND K/S

By:	/s/ Florian Schönharting

	Name:	Florian Schönharting
	Title:	Partner

By:	/s/ Christian Hansen

	Name:	Christian Hansen
	Title:	Partner
Signature Page to Registration Rights Agreement

EXHIBIT A
PLAN OF DISTRIBUTION
The shares of common stock offered by this prospectus are being offered by selling stockholders and their donees, pledgees, transferees or other successors-in-interest. The common stock may be sold, transferred or otherwise disposed of on any stock exchange, the OTC Bulletin Board or any other market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.
The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;
•	through brokers, dealers or underwriters who may act solely as agents;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;
•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share; or
•	a combination of any such methods of sale.
The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment or supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer

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the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
Brokers, dealers, underwriters or agents participating in the distribution of the common stock as agents may receive compensation in the form of commissions, discounts or concessions from the selling stockholders and/or purchasers of the common stock for whom the broker-dealers may act as agents. The compensation paid to a particular broker-dealer may be less than or in excess of customary concessions, but except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASD Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASD IM-2440-1. In no event shall any broker-dealer receive fees, commissions and markups that, in the aggregate, would exceed eight percent (8%). At the time a particular offer of shares of common stock is made, a prospectus supplement will be distributed that will set forth the names of any agents, underwriters or dealers, any compensation from the selling stockholders and any other required information. Neither we nor the selling stockholders can presently estimate the amount of compensation that any agent will receive. We know of no existing arrangements between the selling stockholders, any other stockholders, broker, dealer, underwriter or agent relating to the sale or distribution of our common stock.
The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.
Any selling stockholder who is a registered broker-dealer will be deemed to be an underwriter. Each of [                                          ] and [                                           ] are broker dealers or broker dealer affiliates. Each of [                                          ] and [                                          ] and entities associated with or controlled by these entities are underwriters within the meaning of the Securities Act in connection with the sale of securities under this prospectus. In addition, each of the other selling stockholders may be deemed to be underwriters within the meaning of the Securities Act of 1933. See “Selling Stockholders.” Any profits on the sale of the common stock sold under this prospectus by selling stockholders who are or who are deemed to be underwriters, and any discount, commissions or agent’s commissions received by such selling stockholders may be deemed to be underwriting discounts and commissions under the Securities Act. Because the selling stockholders are or may be deemed to be underwriters, the selling

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stockholders will be subject to prospectus delivery requirements of the Securities Act, including Rule 172 thereunder. Underwriters are subject to certain statutory liabilities, including but not limited to, Section 11, 12 and 17 of the Securities Act. We are also required to pay certain fees and expenses incurred by us incidental to the registration of the shares of common stock.
To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.
In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.
Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the securities offered under this prospectus may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the selling stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the selling stockholders or any other person. We intend to make copies of this prospectus available to the selling stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.
We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.
We have agreed to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of or (2) the date on which all of the shares may be sold without volume limitations pursuant to Rule 144 of the Securities Act.

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